SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                              November 17, 1998
                      _________________________________
                     (Date of earliest event reported)

                              RITE AID CORPORATION
           ______________________________________________________
           (Exact name of Registrant as specified in its charter)

   Delaware                       1-5742                   23-1614034
   -------------------------------------------------------------------------
   (State of                (Commission File No.)         (IRS Employer
  Incorporation)                                          Identification No.)


               30 Hunter Lane, Camp Hill, Pennsylvania 17011

               _____________________________________________
         (Address of principal executive offices, including zip code)


                              (717) 761-2633
               _____________________________________________
            (Registrant's telephone number, including area code)


               _____________________________________________
       (Former name or former address, if changed since last report)



 ITEM 5.   OTHER EVENTS.

           On November 17, 1998, Rite Aid Corporation (the "Company") and Eli Lilly and Company ("Lilly") announced that they had entered into a Stock Purchase Agreement (the "Stock Purchase Agreement"), pursuant to which the Company has agreed to acquire (the "PCS Acquisition") all of the outstanding capital stock of PCS Holding Corporation ("PCS"), a wholly owned subsidiary of Lilly. A copy of the Stock Purchase Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

           The Company issued a press release on November 17, 1998 relating to the PCS Acquisition, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Exhibit 99.2 hereto includes additional statements about the PCS Acquisition issued by the Company and is hereby incorporated herein by reference.

 ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
           EXHIBITS.

           (c)  Exhibits

                2.1 Stock Purchase Agreement, dated as of November 17, 1998, between the Company and Lilly.

                99.1   Press Release, dated November 17, 1998.

                99.2   Statements issued by the Company about the PCS
                       Acquisition.



                               SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               RITE AID CORPORATION


                               By: /s/ Elliot S. Gerson
                                  ----------------------------------
                               Name:  Elliot S. Gerson
                               Title: Senior Vice President,
                                      General Counsel and Secretary

 Date: November 18, 1998



                               EXHIBIT INDEX

 Exhibit
    No.         Exhibit
 -------        -------

 2.1 Stock Purchase Agreement, dated as of November 17, 1998, between the Company and Lilly.

 99.1           Press Release, dated November 17, 1998.

 99.2           Statements issued by the Company about the PCS
                Acquisition.